Initial Public Offering (CommScope Holding Company, Inc. [Member])	12 Months Ended
Dec. 31, 2013
CommScope Holding Company, Inc. [Member]
Initial Public Offering

7. Initial Public Offering

In October 2013, the Company completed an initial public offering (IPO) of its common stock. The Company issued 30.8 million shares of common stock and funds affiliated with Carlyle sold 10.9 million shares. The Company raised $434.0 million, net of transaction costs, from the IPO. Of the total raised, the Parent Company received $438.9 million while $4.9 million of IPO transaction costs were paid by its subsidiary. The Parent Company contributed $438.9 million of net IPO proceeds to its subsidiary to fund a debt redemption by the subsidiary.